UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2009

TOLL BROTHERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09186	23-2416878
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Gibraltar Road Horsham, PA	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 938-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TOLL BROTHERS, INC.
FORM 8-K

Item 8.01 Other Events.

On November 9, 2009, Toll Brothers, Inc. (the “Company”) announced the promotion of Douglas C. Yearley, Jr., 49, to the position of Executive Vice President of the Company. Mr. Yearley, who most recently served as Regional President, joined the Company in 1990.

A copy of the Company’s press release announcing Mr. Yearley’s promotion is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

99.1	Press Release issued November 9, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC. (Registrant)

By:	Joseph R. Sicree
Joseph R. Sicree Senior Vice President, Chief Accounting Officer

Date: November 9, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued September 15, 2009.